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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

IMH ASSETS CORP. (as depositor under a Series 2004-10 Indenture dated as of November 24, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-10)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

     California                       333-117817                 33-0705301
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  (State or Other Jurisdiction     (Commission File        (I.R.S. Employer
 of Incorporation)                     Number)             Identification No.)

        1401 Dove Street
       Newport Beach, California                          92660
      -----------------------------                     ------------
          (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01 Completion of Acquisition or Disposition of Assets.
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                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01 Financial Statements and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:



      EXHIBIT NO.   DESCRIPTION
      -----------   -----------
      99.2          Supplemental Indenture No. 1 dated as of January 14, 2005 to the Indenture, dated as of November 24, 2004, between Impac
                    CMB Trust Series 2004-10, as Issuer and Deutsche Bank
                    National Trust Company, as Indenture Trustee, Collateralized
                    Asset-Backed Bonds, Series 2004-10.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IMH ASSETS CORP.



                                      By:  /s/ Lisa A. Duehring
                                          --------------------------
                                      Name:    Lisa A. Duehring
                                      Title:   Senior Vice President


Dated: January 26, 2005


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                                  EXHIBIT INDEX


               Sequentially
Exhibit        Numbered
Number         Description
------         -----------
99.2           Supplemental Indenture No. 1 dated as of January 14, 2005 to the
               Indenture, dated as of November 24, 2004, between Impac CMB Trust
               Series 2004-10, as Issuer and Deutsche Bank National Trust
               Company, as Indenture Trustee, Collateralized Asset-Backed Bonds,
               Series 2004-10.


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                                  EXHIBIT 99.2